UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

BITECH TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27407	93-3419812
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

895 Dove Street, Suite 300

Newport Beach, CA 92660

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (855) 777-0888

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement and the Amendment

As previously disclosed in the Current Report on Form 8-K filed by Bitech Technologies Corporation (the “Company”) on April 15, 2024 with the Securities and Exchange Commission (the “SEC”), on April 14, 2024, the Company, Emergen Energy LLC, a Delaware limited liability company (“Emergen”), Bridgelink Development, LLC, a Delaware limited liability company (“Bridgelink”) and C & C Johnson Holdings LLC, the sole member of Bridgelink (“C&C”) entered into a Membership Interest Purchase Agreement (the “MIPA”) (the “Business Combination”).

On April 24, 2024, the Company, Emergen, Bridgelink and C&C entered into Amendment No. 1 to the MIPA (the “Amendment”) to amend Section 2.02(b)(i) of the MIPA which provides that instead of expanding the Company’s Board of Directors (the “Board”) to five persons upon the closing of the Business Combination, the size of the Board will be expanded to four persons and name Cole Johnson to the Board as of the date of closing of the Business Combination. In addition, Amendment No. 1 requires the Company to expand the size of the Board to five persons, and thereafter to name to the Board two persons as named by the Company, two persons as named by Bridgelink, and one person jointly selected by the Company and Bridgelink, which person shall meet the requirements of being an “independent director” pursuant to the rules and regulations of the Nasdaq Stock Market.

On April 24, 2024 (the “Closing”) the Company completed the acquisition of Emergen pursuant to the MIPA whereby the Company issued 222,222,000 unregistered shares of its common stock to Emergen’s sole member, C&C, an entity controlled by Cole Johnson who became an executive officer and director of the Company following the Closing, in exchange for 100% of Emergen’s equity interests. Following the Closing, Mr. Johnson became the President of the Company’s BESS and Solar Divisions and a member of the Board. In addition, Emergen became a wholly-owned subsidiary of the Company with C&C’s ownership interest in the Company being approximately 31.3% based on 710,343,337 shares of the Company’s common stock outstanding after giving effect to the issuance of the shares of Common Stock pursuant to the MIPA.

Emergen holds certain contractual and other rights to develop a portfolio of battery energy storage system (“BESS”) projects identified in the MIPA with a cumulative storage capacity estimated at 1.965 gigawatts (GW) upon completion of the construction of such project (the “BESS Development Projects”) and rights to develop a portfolio of solar energy development projects with a cumulative capacity estimated at 3.840 GW upon completion of construction of such project (the “Solar Development Projects,” together with the BESS Development Projects, collectively, the “Development Projects”). Following the Closing, the Company will take all commercially reasonable steps necessary to uplist the Company to the NASDAQ stock exchange.

The foregoing description of the MIPA and the Amendment is subject to and qualified in its entirety by reference to the full text of the MIPA and Amendment, copies of which are included as Exhibits 2.1 and 2.2 hereto, and the terms of which are incorporated by reference.

At the Closing, the Company entered into the following agreements: (i) a Project Management Services Agreement with an entity owned or controlled by Mr. Johnson; (ii) employment agreements with each of Messrs. Tran and Johnson; (iii) a Stock Option Agreement awarding Mr. Tran options to purchase 20,000,000 shares of the Company’s common stock; and (iv) a Stock Option Agreement awarding Mr. Johnson options to purchase 68,000,000 shares of the Company’s common stock. These agreements are discussed in more detail below.

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Project Management Services Agreement

At the Closing, the Company and Emergen entered into a Project Management Services Agreement (the “PMSA”) with Energy Independent Partners LLC (“Energy Independent Partners”), an entity owned or controlled by Mr. Johnson. Pursuant to the terms of the PMSA, Energy Independent Partners is obligated to provide the following project management services in connection with the development and operation of each of the Development Projects (collectively, the “Services”): (i) assist as needed with qualifying the Development Projects for financing; (ii) assist as needed with obtaining all permits required for development of the Development Projects which have sufficient rights to use all necessary real property, and for which the applicable draft interconnection agreement has been received for the Development Projects (“RTB Status”); and (iii) if Emergen foregoes the development of a Development Project, Energy Independent Partners will assist the Company as needed with marketing the Development Project to a third party or develop and retain the Development Project outside of Emergen.

The term of the PMSA (the “Term”) commenced on the date of the Closing (the “Effective Date”) and terminates on the earlier to occur of (i) all of the Development Projects reaching RTB Status or being sold to a third party; and (ii) the mutual written agreement of the Parties to the PMSA to terminate the PMSA.

Payment for Service. The Company agreed to pay Energy Independent Partners the following fees for providing the Services:

BESS Development Fees. The sum of (i) $9,825,000 for prior actions of affiliates of Energy Independent Partners with respect to the BESS Development Projects (the “BESS Initial Fee”); and (ii) $0.03 per watt for each applicable BESS Development Project, subject to such BESS Development Project achieving RTB Status (as to each BESS Development Project, the “BESS RTB Fee”). The BESS Initial Fee and the BESS RTB Fees are referred to collectively as the “BESS Development Fees”.

Solar Development Fees. The sum of (i) $19,200,000 for prior actions of affiliates of Energy Independent Partners with respect to the Solar Development Projects (the “Solar Initial Fee”); and (ii) $0.03 per watt for each applicable Solar Development Project, subject to such Solar Development Project achieving RTB Status (as to each Solar Development Project, the “Solar RTB Fee”). The Solar Initial Fee and the Solar RTB Fees are referred to collectively as the “Solar Development Fees”.

Other Development Fees. For each other renewable energy development asset held by the Company, which are neither BESS Development Projects nor Solar Development Projects, located in the United States in which the Company engages during the term of the PMSA (the “Other Development Projects”), the Company shall pay Energy Independent Partners the higher of either (a) fifty percent (50%) of the gross margin or (b) $0.02 per watt in cash, subject to such Other Development Project achieving RTB Status (the “Other Development Fees”).

Timing of Payment of Fees

The BESS Initial Fee and the Solar Initial Fee shall not be due or payable until the Company has completed one or more financings which have resulted in the Company receiving net proceeds of at least $5,000,000, and at such time 15% of the proceeds from each such financing shall be used to make payment on the BESS Initial Fee and the Solar Initial Fee, to be apportioned equally between the two. Thereafter, 15% of any additional proceeds of financings shall similarly be used to make payment on the BESS Initial Fee and the Solar Initial Fee, to be apportioned equally between the two, until the BESS Initial Fee and the Solar Initial Fee have been paid in full. In the event that the BESS Initial Fee and the Solar Initial Fee have been not paid in full from the 15% of the proceeds of such financings, any remaining portions of the BESS Initial Fee and the Solar Initial Fee shall be due and payable on the 24-month anniversary of the Effective Date.

Subject to achievement of RTB Status for each applicable BESS Development Project and certain other limitations provided for in the PMSA, the BESS RTB Fees shall be payable at the time that the Company has obtained project financing with respect to the applicable BESS Development Project to be able to pay such BESS RTB Fees. Subject to achievement of RTB Status for each applicable Solar Development Project and certain other limitations provided for in the PMSA, the Solar RTB Fees shall be payable at the time that the Company has obtained project financing with respect to the applicable Solar Development Project to be able to pay such Solar RTB Fees.

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The timing and other requirements for the payment of Other Development Fees shall be as agreed in writing by the parties to the PMSA via an addendum to the PMSA prior to the parties undertaking such Other Development Projects.

Subject to the terms and conditions of the PMSA, in addition to the other requirements therein, payment of the BESS RTB Fees, the Solar RTB Fees and any Other Development Fees is further contingent upon Cole W. Johnson (a) remaining an employee or consultant to Emergen and/or the head of the BESS and Solar Division of the Company and/or (b) as an interest owner in the Energy Independent Partners during the period of time in which the applicable BESS RTB Fees, the Solar RTB Fees or Other Development Fees are payable. Subject to the foregoing, the BESS RTB Fees, the Solar RTB Fees or Other Development Fees are payable within ten (10) days of satisfaction of the conditions to payment as discussed above.

Payment for Sale of Development Projects. In the event the Company decides not to proceed with any Development Project(s), the Company may elect to sell such Development Project(s) to one or more third parties. In such event, the Company and Energy Independent Partners agree to a sales price for the applicable Development Project being sold, and provided that the parties to the PMSA agree that any sale agreement for such Development Projects shall provide that the buyer thereof shall remain obligated to pay to Energy Independent Partners the BESS Development Fees and/or the Soler Development Fee(s), as applicable, to the extent not already paid by the Company hereunder, unless otherwise agreed upon by the Company and Energy Independent Partners.

General Terms. The Company is obligated to provide Energy Independent Partners with a monthly financial report of each Development Project within ten days after each financial quarter ending on March 31, June 30, September 30, and December 31. Energy Independent Partners shall have certain rights to audit the books and records of the Company relating to the Development Projects for the purposes of determining the correctness of Energy Independent Partners’ computation and payment of the Development Fees. The Company agreed for a period of twenty-four (24) months from the date of termination or expiration of the PMSA, to refrain from, directly or indirectly, soliciting for employment or hire, in any capacity, any employee of Energy Independent Partners or any of Energy Independent Partners’ affiliates, or directly or indirectly solicit, entice, or attempt to solicit or entice any clients, customers, or suppliers of Energy Independent Partners or any subsidiary of Energy Independent Partners to divert their business or services from Energy Independent Partners or any subsidiary of Energy Independent Partners, unless expressly agreed in writing; provided, however, that the foregoing will not prevent either Energy Independent Partners or the Company from employing any such person who contacts Energy Independent Partners or the Company on said person’s own initiative without any direct or indirect solicitation or encouragement from Energy Independent Partners or the Company or who responds to a general advertisement by the Company not specifically directed to such person. In addition, the Company, Emergen and Energy Independent Partners have agreed to refrain from disparaging each other, or their directors, officers, managers, owners, counsel, clients, shareholders, present or former employees, independent contractors, agents, or other associated individuals, or otherwise take any action which could reasonably be expected to adversely affect their personal or professional reputation or the general business interests or endeavors, provided that the provisions herein shall not restrict any Party from complying with any applicable Laws or regulations or providing truthful testimony or other information as may be required by any court of governmental authority.

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Termination. The PMSA may be terminated at any time prior to the expiration of its term: (a) by the mutual written consent of the parties; (b) by the Company if Energy Independent Partners has violated or breached any of the covenants or agreements of Energy Independent Partners set forth therein, or any of the representations or warranties of Energy Independent Partners set forth in the PMSA has become inaccurate or untrue, which violation, breach, inaccuracy or untruth, if reasonable capable of cure, has not been cured by Energy Independent Partners, within 20 business days after receipt by Energy Independent Partners of written notice thereof from the Company; (c) by Energy Independent Partners if the Company or Emergen has violated or breached any of the covenants or agreements of the Company or Emergen set forth in the PMSA, or any of the representations or warranties of the Company or Emergen set forth in the PMSA has become inaccurate or untrue, which violation, breach, inaccuracy or untruth, if reasonable capable of cure, has not been cured by the Company or Emergen, within 20 business days after receipt by the Company of written notice thereof from Energy Independent Partners; or (d) by any party, if a court of competent jurisdiction or other governmental authority shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Combination or the transactions contemplated by the PMSA and such order or action shall have become final and nonappealable. Any of the Parties has a right to seek specific performance of the other parties’ obligations under the PMSA in lieu of its right to terminate the agreement.

Indemnification. Subject to certain limitations provided for in the PMSA, each of the parties to the PMSA mutually agreed to indemnify and hold harmless each other and each of their affiliates and each of their respective members, managers, partners, directors, officers, employees, stockholders, attorneys and agents and permitted assignees to the fullest extent permitted by applicable law, against and in respect of any and all losses incurred or sustained by such party as a result of or in connection with (i) any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties, covenants and agreements of the other party contained in the PMSA or in any of the additional agreements or any certificate or other writing delivered pursuant hereto; or (ii) any claim for brokerage commissions in connection with the transactions contemplated hereby as a result of the actions or agreements of the other party or any of their representatives.

This summary is qualified in its entirety by reference to the text of the PMSA, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Executive Employment Agreements

On April 24, 2024, the Company entered into employment agreements (the “Employment Agreements”) with two of its executive officers and directors: Benjamin Tran (Chief Executive Officer and Chairman of the Board) and Cole Johnson (President of the BESS and Solar Division and a Director).

The Employment Agreements all provide for a term of five years that may be terminated by the Company for death or disability and with or without cause, by the executive with or without good reason, or mutually terminated by the parties. If the Employment Agreements are terminated without cause by the Company or for good reason by the employee, the Company is obligated to pay the terminated person the balance of their base salary for the remainder of the term in a lump sum and any equity grant made to such person shall automatically vest. If the Employment Agreement is terminated for cause by the Company, the terminated person shall be entitled to their Base Salary through the date of termination. In the event that a change of control occurs during the term of the Employment Agreements, any unvested portion of any equity grants which includes the stock options discussed below, shall, to the extent not already vested, be deemed automatically vested without any further action of the parties to the Employment Agreements.

The Executive Agreements provide respectively for a base salary of $240,000 for Mr. Tran and an award of stock options to purchase 20,000,000 shares of the Company’s common stock pursuant to the Option Award Agreement discussed below and a $200,000 base salary for Mr. Johnson and an award of stock options to purchase 68,000,000 shares of the Company’s common stock pursuant to the Option Award Agreement discussed below, as well as possible annual discretionary bonuses determined by the Board.

This summary is qualified in its entirety by reference to the text of the Employment Agreements, which are included as Exhibits 10.2 and 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Option Agreements

On April 24, 2024 (the “Award Date”), the Company entered into Option Agreements (the “Option Agreements”) with executive officers: Benjamin Tran (Chief Executive Officer and Chairman of the Board) and Cole Johnson (President of the BESS and Solar Division and a Director).

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Each respective Option Agreement grants to each of the following persons options to acquire shares of the Company’s common stock, to vest as set forth in the Option Agreements, as follows:

●	Benjamin Tran – 20,000,000 options; and

●	Cole Johnson – 68,000,000 options.

Exercise Prices and Vesting. The Exercise Prices for the Options are as follows: (a) for the first 1/5th of the granted Options, $0.50 per share of Common Stock which may be exercised on or after the first annual anniversary of the Award Date; (b) for the second 1/5th of the granted Options, $0.75 per share of Common Stock which may be exercised on or after the second annual anniversary of the Award Date; (c) for the third 1/5th of the granted Options, $1.00 per share of Common Stock which may be exercised on or after the third annual anniversary of the Award Date; (d) the fourth 1/5th of the granted Options, $1.25 per share of Common Stock which may be exercised on or after the fourth annual anniversary of the Award Date; and (e) for the final 1/5th of the granted Options, $1.50 per share of Common Stock which may be exercised on or after the fifth annual anniversary of the Award Date.

This summary is qualified in its entirety by reference to the text of the Option Agreements, which are included as Exhibits 10.3 and 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements and Limitation of Representations

This Current Report on Form 8-K contains “forward-looking statements.” All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the closing of the Business Combination, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “potential,” or the negative of these terms or other words of similar meaning in connection with a discussion of the Business Combination, although the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are based upon the Company’s current intentions, plans, assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and the Business Combination. This information may involve known and unknown risks, uncertainties and other factors outside of the Company’s control which may cause actual events, results, performance or achievements to be materially different from the future events, results, performance or achievements expressed or implied by any forward-looking statements. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements in this Current Report on Form 8-K are reasonable, the Company cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved.

Factors and risks that may cause or contribute to actual events, results, performance or achievements differing from these forward-looking statements include, but are not limited to: (i) the risk that the Development Projects may not be completed, will be materially delayed or will be more costly or difficult than expected or that the Company is otherwise unable to successfully complete the Development Projects; (ii) the failure to obtain the necessary approvals and consents to complete the Development Projects, regulatory, or any other consents required to complete the projects; (iii) the ability to obtain required governmental approvals to complete the Development Projects (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or the expected benefits of the Business Combination); and (iv) the Company’s ability to fund the costs required to complete the Development Projects. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

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The MIPA, the summary of the MIPA and the Business Combination and the other disclosures included in this Current Report on Form 8-K are intended to provide stockholders and investors with information regarding the terms of the MIPA and the Business Combination, and not to provide stockholders and investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties in the MIPA or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Emergen or the Development Projects. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the MIPA, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the Company’s representations and warranties in the MIPA. Accordingly, the MIPA should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the Securities and Exchange Commission.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On April 24, 2024, the Company agreed to issue to C&C, a related party, 222,222,000 shares of the Company’s Common Stock, $0.001 par value per share, in exchange for in exchange for 100% of Emergen’s equity interests. Based on a $0.10 per share closing price of the Company’s common stock on April 24, 2024, the value of the common stock issuable at the Closing was $22,222,200. Cole Johnson, President of the Company’s BESS and Solar Divisions and a director of the Company, has voting and dispositive control over securities held by C&C.

These shares of our common stock were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). In addition, the recipient of the Company’s shares was a sophisticated investor and had access to information normally provided in a prospectus regarding the Company. In addition, the recipient of these shares had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since it agreed to allow us to include a legend on the shares stating that such shares are restricted pursuant to Rule 144 of the Securities Act. These restrictions ensure that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act for the above transaction.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

Effective as of the Closing, Cole Johnson was appointed as a director of the Company and appointed as the President of the Company’s BESS and Solar Divisions pursuant to the terms of MIPA and the Amendment.

Cole W. Johnson was appointed as President of the Company’s BESS and Solar Divisions, as well as to its Board of Directors, on April 24, 2024, upon the Closing under the MIPA. Mr. Johnson is a Principal and Chief Executive Officer of multiple entities within a family office, engaged in solar and energy storage project development, that he founded and built beginning in 2018. Mr. Johnson’s roles as CEO consisted of securing capital for early-stage projects, negotiating and qualifying projects for project financing, acquiring strategic projects, and developing a variety of projects promoting clean energy initiatives within strategic regions. From 2012 to 2018, Mr. Johnson was the Chief Executive Officer of multiple service companies engaged in building and developing energy assets.

Mr. Johnson will hold office until his or her term expires at the next annual meeting of stockholders for such director or until his death, resignation, removal or the earlier termination of his term of office. In addition, the Amendment requires the Company to expand the size of its Board to five persons, and thereafter to name to the Board two persons as named by the Company, two persons as named by Bridgelink, and one person jointly selected by the Company and Bridgelink, which person shall meet the requirements of being an “independent director” pursuant to the rules and regulations of the Nasdaq Stock Market.

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Executive Employment Agreements

On April 24, 2024, the Company entered into employment agreements (the “Employment Agreements”) with executive officers and directors: Benjamin Tran (Chief Executive Officer and Chairman of the Board) and Cole Johnson (President of the BESS and Solar Division and a Director).

The Employment Agreements all provide for a term of five years that may be terminated by the Company for death or disability and with or without cause, by the executive with or without good reason, or mutually terminated by the parties. If the Employment Agreements are terminated without cause by the Company or for good reason by the employee, the Company is obligated to pay the terminated person the balance of their base salary for the remainder of the term in a lump sum and any equity grant made to such person shall automatically vest. If the Employment Agreement is terminated for cause by the Company, the terminated person shall be entitled to their Base Salary through the date of termination. In the event that a change of control occurs during the term of the Employment Agreements, any unvested portion of any equity grants which includes the stock options discussed below, shall, to the extent not already vested, be deemed automatically vested immediately without any further action of the parties to the Employment Agreements.

The Executive Agreements provide for a base salary of $240,000 for Mr. Tran and an award of stock options to purchase 20,000,000 shares of the Company’s common stock pursuant to the Option Award Agreement discussed below and a $200,000 base salary for Mr. Johnson and an award of stock options to purchase 68,000,000 shares of the Company’s common stock pursuant to the Option Award Agreement discussed below, as well as possible annual discretionary bonuses determined by the Board.

This summary is qualified in its entirety by reference to the text of the Employment Agreements, which are included as Exhibits 10.2 and 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Option Agreements

On April 24, 2024, the Company entered into Option Agreements (the “Option Agreements”) with executive officers: Benjamin Tran (Chief Executive Officer and Chairman of the Board) and Cole Johnson (President of the BESS and Solar Division and a Director).

Each respective Option Agreement grants to each of the following persons options to acquire shares of the Company’s common stock, to vest as set forth in the Option Agreements, as follows:

●	Benjamin Tran – 20,000,000 options; and

●	Cole Johnson – 68,000,000 options.

Exercise Prices and Vesting. The Exercise Prices for the Options are as follows: (a) for the first 1/5th of the granted Options, $0.50 per share of Common Stock which may be exercised on or after the first annual anniversary of the Award Date; (b) for the second 1/5th of the granted Options, $0.75 per share of Common Stock which may be exercised on or after the second annual anniversary of the Award Date; (c) for the third 1/5th of the granted Options, $1.00 per share of Common Stock which may be exercised on or after the third annual anniversary of the Award Date; (d) the fourth 1/5th of the granted Options, $1.25 per share of Common Stock which may be exercised on or after the fourth annual anniversary of the Award Date; and (e) for the final 1/5th of the granted Options, $1.50 per share of Common Stock which may be exercised on or after the fifth annual anniversary of the Award Date.

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This summary is qualified in its entirety by reference to the text of the Option Agreements, which are included as Exhibits 10.3 and 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 24, 2024, the Company issued a press release relating to the completion of the Business Combination and related matters. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The financial statements required by Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	The following exhibits are filed with this Current Report:

Exhibit No.	Description
2.1	Membership Interest MIPA dated April 14, 2024 by Bitech Technologies Corporation, Emergen Energy LLC, Bridgelink Development, LLC, C & C Johnson Holdings LLC, and (v) Cole W. Johnson (incorporated by reference to Exhibit 2.1 to Company’s Form 8-K filed with the SEC on April 15, 2024.

2.2*	Amendment No. 1 dated April 24, 2024 to Membership Interest MIPA dated April 14, 2024 by Bitech Technologies Corporation, Emergen Energy LLC, Bridgelink Development, LLC, C & C Johnson Holdings LLC, and (v) Cole W. Johnson.

10.1*††	Project Management Services Agreement among Bitech Technologies Corporation, Emergen Energy LLC and Energy Independent Partners LLC dated April 24, 2024.

10.2*†	Employment Agreement between Bitech Technologies Corporation and Benjamin Tran dated April 24, 2024.

10.3*†	Option Agreement between Bitech Technologies Corporation and Benjamin Tran dated April 24, 2024.

10.4*†	Employment Agreement between Bitech Technologies Corporation and Cole Johnson dated April 24, 2024.

10.5*†	Option Agreement between Bitech Technologies Corporation and Cole Johnson dated April 24, 2024.

99.1*	Press Release issued by the Company on April 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†	Includes management contracts and compensation plans and arrangements
††	Confidential portions of this exhibit were redacted pursuant to Item 601(b)(10) of Regulation S-K, and the Company agrees to furnish to the SEC a copy of any omitted schedule and/or exhibit upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BITECH TECHNOLOGIES CORPORATION

Dated: April 30, 2024	By:	/s/ Benjamin Tran
Benjamin Tran
Chief Executive Officer

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